EXHIBIT 99.1
                                                                   ------------


                              SEPARATION AGREEMENT

        AGREEMENT made this ____ day of _______, ____ (hereinafter referred to as the "Agreement"), by and between RANDY P. MARTIN, Senior Vice President - Finance (hereinafter referred to as "Martin"), and THE PENN TRAFFIC CO., INC. (hereinafter referred to as "Penn Traffic" or the "Company").

                             W I T N E S S E T H :

        WHEREAS, Martin has been employed as Senior Vice President -- Finance and

        WHEREAS, the Company and Martin now desire to end the employment relationship and the parties wish to resolve amicably all outstanding issues, rights and obligations by and between them and to embody those understandings in this Agreement.

        NOW,   THEREFORE,   in   consideration  of  the  premises  and  of  the
representations, promises and obligations herein contained, the parties hereto agree as follows:

        1. (a) The parties agree that Martin has resigned his employment with the Company on January 26, 2007 (the "Resignation Date") and that Martin has resigned as an officer of the Company and its subsidiaries, to the extent he held such positions. The Company agrees to continue to pay Martin an amount equal to fifty-two weeks of his base salary at the current rate (the "Severance Payment"), less deductions, on the Company's regular pay days. The Severance Payment shall be paid in equal installments over a fifty-two week period commencing after the expiration of the Revocation Period set forth below.

        (b) Throughout the fifty-two week severance period, the Company shall also continue to provide Martin all other benefits that he would be entitled to as an employee, including, but not limited to, group health insurance, life insurance, and 401(k) contributions, as set forth in the Company's Severance Policy, a copy of which is appended hereto as Exhibit A.

        (c) In the event of (i) the sale of all the shares of the common stock of the Company, (ii) the merger or other business combination of the Company with or into another entity with the Company not the surviving entity,
(iii) the sale of all or  substantially  all of the assets of the  Company,  or
(iv) the discontinuance of the business of the Company for whatever reason, the remaining weekly payments due Martin shall immediately become due and payable in a lump sum, with normal payroll deductions being withheld.

        (d) The Company shall continue to cover Martin as a former officer of the Company under the Company's Directors and Officers Liability Insurance Policy and the indemnification provisions in the By-Laws of the Company, but only to the extent provided in the Directors and Officers Liability Insurance Policy and By-laws. The Company agrees to pay for the services of Martin in connection with any government investigations, but only to the extent provided in the Directors and Officers Liability Insurance Policy and By-laws.

        2. During the fifty-two weeks following the Revocation Period, Martin agrees he shall make himself available for consultation with the Company by correspondence or telephone and, if necessary, by meetings at such times and locations as may be reasonably requested by the Company. The total number of hours of services to be provided by Martin shall not exceed 100 over the course of the fifty-two week period, and no more than 10 hours in a given week. In the event that Martin provides any services to the Company, he shall be paid one hundred dollars ($100.00) per hour and shall be reimbursed for all reasonable expenses.

        3. As a condition of this Agreement and the payments provided for in it, Martin will be required to maintain the confidentiality of business information and trade secrets of the Company and its subsidiaries and affiliates.

        4. Martin represents that as of the Resignation Date, he will have returned all property of the Company, including but not limited to, any computers, telephones, documents, books, records (whether in electronic format or hard copy), reports, files, correspondence, notebooks, manuals, notes, specifications, mailing lists, credit cards and data in his possession or control.

        5. In consideration of the receipt of the Severance Payment, and other benefits set forth herein and pursuant to the Company's Severance Policy, Martin, for himself and for the executors and administrators of his estate, his heirs, successors and assigns, hereby releases and forever discharges the Company and its officers, directors, employees and stockholders and the respective executors, administrators, heirs, successors and assigns of the foregoing, from any and all claims, actions, causes of action, suits, sums of money, debts, dues, accounts, reckonings, bonds, bills, covenants, contracts, controversies, agreements, promises, demands or damages of any nature whatsoever or by reason of any matter, cause or thing regardless of whether known or unknown at present, which against the Company or any of its officers, directors, employees or stockholders Martin ever had, now has or hereafter can, shall or may have for, upon, or by reason of, any matter, cause or thing whatsoever from the beginning of the world to the date hereof including, but not limited to, any matter relating to or arising out of the employment of Martin or resignation thereof under any contract, tort, federal, state or local fair employment practices or civil rights law including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Older Workers Benefits Protection Act, the federal Family and Medical Leave Act, the New York State Human Rights Law, the New York City Human Rights Law, or any claim for physical or emotional distress or injuries, or any other duty or obligation of any kind or description, including any implied covenant of good faith and fair dealing, implied contract of permanent employment or the tortious or willful discharge of employment. The parties also agree that this Agreement does not either affect the rights and responsibilities of the Equal Employment Opportunity Commission to enforce the Age Discrimination in Employment Act, or justify interfering with the protected right of an employee to file a charge or participate in an investigation or proceeding conducted by the Equal Employment Opportunity Commission under the Age Discrimination in Employment Act. In the event the Equal Employment Opportunity Commission commences a proceeding against the Company in which Martin is a named party, Martin agrees to waive and forego any monetary claims which may be alleged by the Equal Employment Opportunity Commission to be owed to Martin. The parties also agree that nothing in the provisions of this paragraph is intended to limit their rights under and concerning enforcement of this Agreement.

        6. Martin agrees to keep confidential the terms of this Agreement and not to disclose any term of this Agreement to any other person or entity, except for Martin's family, accountants and attorneys. In the event that Martin is required by law to disclose any term of this Agreement, Martin agrees to give the Company ten days' written notice prior to any such disclosure, or such shorter time period as mandated by law or is otherwise practicable.

        7. Martin shall not make any statements, either directly or through other persons or entities, which are disparaging to the Company or any of its affiliates, management, officers, directors, services, products, operations, prospects or other matters relating to the Company's businesses. The Company, through its officers and directors, shall not make any statements, either directly or through other persons or entities, which are disparaging to Martin.

        8. The Company has advised Martin to consult with an attorney prior to executing this Agreement. By executing this Agreement, Martin acknowledges that (a) he has been provided an opportunity to consult with an attorney or other advisor of his choice regarding the terms of this Agreement,
(b) this is a final offer and Martin has been given twenty-one (21) days in which to consider whether he wishes to enter into this Agreement, (c) Martin has elected to enter this Agreement knowingly and voluntarily and (d) if he does so within fewer than twenty-one (21) days from receipt of the final document he has knowingly and voluntarily waived the remaining time. The Company reserves the right to change or revoke this Agreement prior to Martin's execution hereof. This Agreement shall be fully effective and binding upon all parties hereto immediately upon execution of this Agreement except as to rights or claims arising under the ADEA, in which case Martin has seven (7) days following execution of this Agreement to change his mind (the "Revocation Period").

        9. In the event that any one or more of the provisions of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby. This Agreement will survive the termination of any arrangements contained herein and is binding on and will inure to the benefit of each of the parties and their respective affiliates, heirs, executors, administrators, successors and assigns.

        10.     The  parties  agree  that  the   provisions  of  the  Company's
Severance Policy, a copy of which is appended hereto as Exhibit A, is made a part of this Agreement.

        11. This Agreement shall be governed by the substantive laws of the State of New York, without giving effect to any principles of conflicts of law.

        12. Each of the parties agrees to do and perform or cause to be done and performed all further acts and shall execute and deliver all other documents necessary on its part to carry out the intent and accomplish the purposes of this Agreement and the transaction contemplated hereby.

        IN WITNESS WHEREOF, the parties have each executed this Agreement as of the date first written above.

                                           THE PENN TRAFFIC CO., INC.


                                           By:
                                               -------------------
                                                   Bob Panasuk



                                           -----------------------
                                               Randy P. Martin